SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                     ---------------------------------------
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
           -----------------------------------------------------------
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement        [ ]   Confidential, For Use of the Com-
                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2)

[ ]   Definitive Proxy Statement
[x]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12

                                   TCPI, INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[x]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

(1)      Title of each class of securities to which transaction applies:

         -------------------------------------------------

(2)      Aggregate number of securities to which transaction applies:

         ----------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

(4)      Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------

(5)      Total fee paid:
                         -------------------------------------------------------

[ ]      Fee paid previously with preliminary materials:
                                                         -----------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:
                                 -----------------------------------------------

(2)      Form, Schedule or Registration Statement No.:
                                                       -------------------------

(3)      Filing Party:
                       ---------------------------------------------------------

(4)      Date Filed:
                     -----------------------------------------------------------
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                                 [logo omitted]

     YOUR VOTE FOR PROPOSAL #2 IS ESSENTIAL TO TCPI'S CONTINUED OPERATIONS.
           WITHOUT YOUR SUPPORT ON PROPOSAL #2, TCPI WILL BE UNABLE TO
                        ADEQUATELY FUND ITS OPERATIONS.

THE BOARD OF DIRECTORS HAS DETERMINED THAT IT IS IN THE BEST INTEREST OF TCPI AND ITS SHAREHOLDERS TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. TCPI MUST HAVE ADDITIONAL SHARES OF CAPITAL STOCK AUTHORIZED IN ORDER TO HAVE THE POTENTIAL ABILITY TO ACCESS THE CAPITAL MARKETS TO FUND ITS PRESENT OPERATIONS AS WELL AS ONGOING RESEARCH AND DEVELOPMENT ACTIVITIES RELATED TO NEW PRODUCTS AND TECHNOLOGY.

      VOTE BY PHONE, THE INTERNET OR MAIL AS INSTRUCTED ON THE PROXY CARD.
         EVERY VOTE IS IMPORTANT - UNVOTED SHARES COUNT AS A "NO" VOTE.



April 4, 2001



[Name]
[Address1]
[Address2]
[City], [State] [Zip Code]

Dear TCPI Stockholder:

Thank you for your continued support of our Company. I am writing to let you know that proxy materials for TCPI's upcoming Annual Meeting of Stockholders on April 30, 2001 are on their way to you.

It is extremely important that you review the proxy materials that describe the formal business of the meeting in detail and return your vote as soon as possible. Please note that all stockholders that owned shares of TCPI as of March 2, 2001 are eligible to vote those shares at this year's Annual Meeting - even if they no longer hold all or part of those shares. Each vote is important. A failure to vote is counted as a vote against the proposals put forth in the proxy statement.

In the event you do not receive your proxy materials, please contact our investor relations department by phone at (954) 979-0400 x233 or by email at invrel@techchem.com.

I truly appreciate your prompt attention to this important matter.

Sincerely,



Elliott Block, Ph.D.
President and Chief Executive Officer